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                                                                  EXECUTION COPY

             FIRST AMENDMENT TO THE AGREEMENT OF LIMITED PARTNERSHIP
                              OF PRIME RETAIL, L.P.


     This FIRST AMENDMENT (this "Amendment") to the Agreement of Limited Partnership of Prime Retail, L.P. dated as of March 22, 1994 (the "Limited Partnership Agreement") is made as of the 24th day of June, 1996 by and among Prime Retail, Inc., a Maryland corporation ("Prime Retail"), as general partner of Prime Retail, L.P., a Delaware Limited Partnership (the "Operating Partnership"), the limited partners of the Operating Partnership executing this Amendment and certain pledgees of the partnership interests of such limited partners (the "Pledgees"). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Limited Partnership Agreement.


                               W I T N E S S E T H:

     WHEREAS, Prime Retail intends to (i) offer to acquire up to 60% of its outstanding shares of 8.5% Series B Cumulative Participating Convertible Preferred Stock, $.01 par value per share (the "Convertible Preferred Stock"), for consideration equal to 1.6 shares of its common stock, par value $.01 per share (the "Common Stock") for each share of Convertible Preferred Stock (the "Exchange Offer"), and (ii) pay a special cash dividend in an amount up to $.145 per share to the record holders of its Common Stock after the consummation of the Exchange Offer (the "Special Dividend");

     WHEREAS, Prime Retail also proposes to issue up to $45 million aggregate amount (or approximately 3,705,000 shares) of Common Stock in an underwritten public offering (the "Offering") and has granted to the underwriters thereunder an option, exercisable for 30 days after the closing of the Offering (such closing date, the "Offering Closing Date") to purchase up to an additional 15% of the amount of the Common Stock sold pursuant to the Offering (such purchase, the "Overallotment Purchase");

     WHEREAS, the parties hereto consent to the Exchange Offer, the Offering and transactions contemplated thereby and the amendment of certain provisions of the Limited Partnership Agreement as set forth below in order to facilitate the Exchange Offer and enable Prime Retail to pay the Special Dividend.

     NOW, THEREFORE, for and in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby consent and agree as follows:

     1.   EXCHANGE OFFER.  Section 4.8(b) of the Limited

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Partnership Agreement is hereby amended to insert the following three sentences at the end thereof:

     For purposes of this SECTION 4.8(b), the exchange by the General Partner of Common Stock for Convertible Preferred Stock pursuant to an offer to exchange shares of Common Stock for shares of Convertible Preferred Stock (an "Exchange Offer") shall be deemed to be a "purchase" of Convertible Preferred Stock by the General Partner and the "purchase price" for such exchange shall be the aggregate number of shares of Common Units equivalent to the aggregate number of shares of Common Stock exchangeable for the Convertible Preferred Stock being acquired pursuant to any such Exchange Offer. Contemporaneously with the consummation of any such Exchange Offer, the Operating Partnership shall (i) redeem the number of Convertible Preferred Units from the General Partner equal to the aggregate number of shares of Convertible Preferred Stock tendered to and accepted by the General Partner pursuant to such Exchange Offer, and (ii) issue Common Units to the General Partner in an amount equal to the aggregate number of shares of Common Stock issued pursuant to the Exchange Offer. The General Partner shall amend EXHIBITS A and A-2 as necessary to reflect such redemption and issuance.

     2. SPECIAL DIVIDEND. The following Section 6.2(e) is hereby added to the Limited Partnership Agreement immediately following Section 6.2(d) (and the table of contents is deemed to be amended to reflect such addition):

          (e) Notwithstanding SECTION 6.2(a) hereof or any other provision of this Agreement to the contrary, in addition to any amounts otherwise distributed under SECTION 6.2(a), the Partnership shall be permitted to make a cash distribution to the General Partner in an amount sufficient to enable the General Partner to pay a special cash dividend in an amount up to $.145 per share (the "Permitted Cash Distribution") to the record holders of its Common Stock after the consummation of the General Partner's offer to exchange shares of its Common Stock for shares of its Convertible Preferred Stock as described in that certain prospectus filed as part of a Registration Statement filed with the Securities and Exchange Commission on Form S-4 (Registration No. 333-1784), as amended or supplemented. Section 6.2(a) shall not apply with respect to the Permitted Cash Distribution and no amounts shall be paid or distributed in respect of the Common Units held by the Limited Partners in connection with the Permitted Cash Distribution.


     3. AMENDMENT OF LIMITED PARTNER DISTRIBUTION PROVISION. The parties hereby amend Section 6.2(a)(vii) of the Limited Partnership

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Agreement by removing the period at the end thereof and adding the following:

     ; PROVIDED, HOWEVER, that in the event the Partnership shall issue any additional Common Units to the General Partner in connection with an offering of Common Stock by the General Partner (a "Subsequent Common Stock Offering") other than the initial public offering of Common Stock consummated by the General Partner in March 1994, the Limited Partners shall be entitled to receive an additional distribution (the "Additional Distribution") equal to the product of (x) ($.295 DIVIDED BY 90) TIMES (y) the number of days in the Quarter in which the Subsequent Common Stock Offering is consummated (based on three 30-day months) from the first day of such Quarter to but not including the date such Subsequent Common Stock Offering is consummated TIMES (z) the number of Common Units issued to the General Partner in connection with such Subsequent Common Stock Offering on such date; PROVIDED, FURTHER, HOWEVER, that any Additional Distribution shall be paid to the Limited Partners concurrently with the first payment of other distributions to the Limited Partners pursuant to this Section 6.2(a)(vii) for the Quarter in which the Subsequent Common Stock Offering is consummated; PROVIDED, FURTHER, HOWEVER, that in the event that dividends on the Common Stock of the General Partner have been declared for a period of less than a full Quarter (a "Partial Dividend") for the Quarter in which the Subsequent Common Stock Offering is consummated, then the number of days in the Quarter to be used in the calculation set forth in clause (y) of the first proviso of this sentence shall be the number of days in the period (based on 30-day months) from but not including the last date through which dividends on the Common Stock of the General Partner have been or will be paid with respect to the declaration of such Partial Dividend to but not including the date the Subsequent Common Stock Offering is consummated. If at the time of the Subsequent Common Stock Offering dividends have not been paid with respect to shares of Common Stock of the General Partner for the immediately preceding Quarter and the record date for payment of such dividends has not passed (an "Unpaid Quarter"), the Limited Partners shall be entitled to receive an additional distribution equal to the product of (x) ($.295 DIVIDED BY 90) TIMES (y) the number of Common Units issued to the General Partner in connection with such Subsequent Common Stock Offering on such date TIMES (z) (I) if no Partial Dividend has been declared with respect to such Unpaid Quarter, 90, or (II) if a Partial Dividend has been declared with respect to such Unpaid Quarter, the number of days in the period (based on 30-day months) from but not including the most recent date through which dividends on the Common Stock of the General Partner have been or will be paid with respect to the declaration of such Partial Dividend to

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     but not including the last day of such Unpaid Quarter, such additional distribution to be paid to the Limited Partners concurrently with the payment of other distributions to the Limited Partners pursuant to this
     Section 6.2(a)(vii) for such Unpaid Quarter. Notwithstanding anything herein to the contrary, the Limited Partners shall not be entitled to distributions pursuant to this Section 6.2(a)(vii) in excess of the Preferential Distribution.

     For illustration purposes, after giving effect to the foregoing amendment and assuming that Common Units are issued to the General Partner in connection with a Subsequent Common Stock Offering that occurs on July 2, 1996 and given the fact that by July 2, 1996 second quarter Common Stock dividends will not have not been paid and the Record Date with respect to such dividends (August 1) will not have passed, on August 15, 1996 (the date of the first quarterly distribution made to the Limited Partners following consummation of the Offering), the Preferential Distribution of Net Cash Flow payable to the Limited Partners pursuant to Section 6.2(a)(vii) of the Limited Partnership Agreement shall include an additional amount equal to the product of (x) ($.295 DIVIDED BY
90) TIMES (y) the number of Common Units issued to the General Partner in connection with the Offering on the Offering Closing Date TIMES (z) 90. On November 15, 1996 (the date of the next quarterly distribution made to the Limited Partners for the period commencing on July 1, 1996) the Preferential Distribution of Net Cash Flow payable to the Limited Partners pursuant to
Section 6.2(a)(vii) of the Limited Partnership Agreement shall include an additional amount equal to the product of (x) ($.295 DIVIDED BY 90) TIMES (y) the number of days in the current dividend period (based on a 30 day month) from and including July 1, 1996 to but not including the Offering Closing Date TIMES
(z) the number of Common Units issued to the General Partner in connection with the Offering on the Offering Closing Date. If the Overallotment Purchase is consummated on August 2, 1996, the Limited Partners will be entitled to receive
(A) the product of (x) ($.295 DIVIDED BY 90 TIMES) (y) the number of days in the current dividend period (based on a 30 day month) from and including July 1, 1996 to but not including the date the Overallotment Purchase is consummated TIMES (z) the number of Common Units issued to the General Partner in connection with the Overallotment Purchase.

     4. EXCHANGE FACTOR. The parties further acknowledge and agree that the Exchange Factor shall remain 100% immediately after giving effect to the consummation of the Exchange Offer.

     5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective contemporaneously with (and subject to) the consummation of the Exchange Offer and the contribution by Messrs. Rosenthal and Carpenter and an affiliate of The Prime Group, Inc. of an aggregate

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625,000 Common Units to the Operating Partnership in connection with the
Exchange Offer.

     6.   REFERENCE TO AND EFFECT ON THE LIMITED PARTNERSHIP AGREEMENT.

          a. Notwithstanding Section 1 hereof, Section 1(d) of Exhibit E to the Limited Partnership Agreement shall not apply in respect of the Exchange Offer. Notwithstanding Section 2 hereof, the Permitted Cash Distribution shall be deemed to be "Net Cash Flow distributed to the General Partner pursuant to subsections (a)(i) and (a)(ii)" for purposes of Section 1(a) of Exhibit E to the Limited Partnership Agreement.

          b. The Limited Partnership Agreement is hereby deemed to be amended to the extent necessary to effect the matters contemplated herein. Except as specifically provided for herein above, the provisions of the Limited Partnership Agreement shall remain in full force and effect.

          c. The execution, delivery and effectiveness of this Amendment shall not operate (i) as a waiver of any provision, right or obligation of the General Partner or any Limited Partner under the Limited Partnership Agreement except as specifically set forth herein or (ii) as a waiver or consent to any subsequent action or transaction.

     7.   MISCELLANEOUS.

          a. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

          b. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF DELAWARE.

          c. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          d. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon the Partnership, each of the Partners of the Partnership and their respective successors and assigns.


                            [SIGNATURE PAGES FOLLOW]

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


Number of Common Units             PRIME RETAIL, INC., as
- ---------------------              General Partner
     2,875,000
                                   By: /s/ C. Alan Schroeder
                                       ---------------------
                                   Name:  C. Alan Schroeder
                                   Title: Senior Vice President -
                                             General Counsel and
                                             Secretary

Number of Convertible Preferred Units
- -------------------------------------
     7,015,000


Number of Preferred Units
- -------------------------
     2,300,000



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Number of Common Units             Limited Partner
- ----------------------             ---------------
     5,557,000                     PRIME FINANCING, L.P.

                                   By: PRIME FINANCE, INC. its
                                   General Partner


                                        By: /s/ Michael W. Reschke
                                            ----------------------
                                        Name: Michael W. Reschke
                                        Title: President


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Number of Common Units             Limited Partner
- ----------------------             ---------------
     61,632                        PRIME GROUP III, L.P.

                                   By: PGLP, INC., its
                                   General Partner

                                        By: /s/ Michael W. Reschke
                                            ----------------------
                                        Name: Michael W. Reschke
                                        Title: President

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Number of Common Units             Limited Partner
- ----------------------             ---------------
      43,000                       PRIME GROUP LIMITED PARTNERSHIP

                                   By: Michael W. Reschke, its
                                   General Partner

                                        By: /s/ Michael W. Reschke
                                            ----------------------
                                        Name: Michael W. Reschke

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Number of Common Units             Limited Partner
- ----------------------             ---------------
     266,090

                                   /s/ Abraham Rosenthal
                                   ---------------------
                                   Abraham Rosenthal


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Number of Common Units             Limited Partner
- ----------------------             ---------------
     125,000                       ROSENTHAL FAMILY LLC


                                   By: /s/ Abraham Rosenthal
                                       ---------------------
                                       Name: Abraham Rosenthal
                                       Title: General Manager


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Number of Common Units             Limited Partner
- ----------------------             ---------------
     266,090

                                   /s/ William H. Carpenter, Jr.
                                   -----------------------------
                                   William H. Carpenter, Jr.


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Number of Common Units             Limited Partner
- ----------------------             ---------------
     125,000                       CARPENTER FAMILY ASSOCIATES LLC


                                   By: /s/ William H. Carpenter, Jr.
                                       -----------------------------
                                    Name: William H. Carpenter, Jr.
                                    Title: General Manager